UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 31, 1994

                       ANDREWS GROUP INCORPORATED
          (Exact name of registrant as specified in its charter)

       DELAWARE                     0-9008              95-2683875
      (Name or other               (Commission       (I.R.S. Employer
      jurisdiction of              File Number)      Identification
      incorporation)                                 No.)

          3200 WINDY HILL ROAD, SUITE 1100-WEST,                30067
          MARIETTA, GA                                       (Zip Code)
                   (Address of principal executive offices)
     Registrant's telephone number, including area code:  404-955-0045


                         ANDREWS GROUP INCORPORATED

               The following unaudited financial statements of businesses acquired are provided by Andrews Group Incorporated (the "Company") in connection with Marvel Entertainment Group, Inc.'s acquisition of all of the equity interest of Maxwell Communications Italia S.p.A. (together with its subsidiaries, "Panini") as described in the Company's Form 8-K dated August 31, 1994.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

                    (a) Financial Statements of Businesses Acquired. The following unaudited financial statements of Panini as of August 31, 1994 and for the three months then ended are set forth in Annex A hereto:

                    Panini:

                    Condensed Consolidated Balance Sheet -- As of
                    August 31, 1994

                    Condensed Consolidated Statement of Income -- For the three months ended August 31, 1994

                    Condensed Consolidated Statement of Cash Flows -- For the three months ended August 31, 1994

                    (b)  Pro Forma Financial Information.  None.

                    (c)  Exhibits.  None.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ANDREWS GROUP INCORPORATED
                                             (Registrant)

                                   By:  /s/ Laurence Winoker
                                        ___________________________
     Dated: March 31, 1995                  Laurence Winoker
                                        Vice President and Controller
                                        (Principal Accounting Officer)


ANNEX A


MAXWELL COMMUNICATIONS ITALIA S.p.A.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions of Italian Lire)
(Unaudited)

                                         At August 31,
                                              1994
                                         _____________
ASSETS
Current assets:
   Cash and cash equivalents       Lit     30,177
   Accounts receivables, net               39,614
   Inventories                             22,196
   Prepaid expenses and other              33,957
                                        ______________
  Total current assets                    125,944

Property, plant and equipment              35,521
Deferred charges and other                 22,114
                                        ______________
                                   Lit    183,579
                                        ==============

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
   Current portion of long-term debt       15,212
   Accounts Payable                        37,100
   Due to parent                            9,039
   Accrued expenses and other              31,974
                                        ______________
 Total current liabilities                 93,325
Long-term debt                                210
Other long-term liabilities                 6,692
Minority interest                              58
Stockholder's Equity:
   Capital Stock                           32,000
   Retained earnings                       57,785
   Cumulative translation adjustment       (6,491)
                                        ______________
Total stockholder's equity                 83,294
                                        ______________
Total liabilities and stockholder's
 equity                            Lit    183,579
                                        ==============

See notes to condensed consolidated financial statements


MAXWELL COMMUNICATIONS ITALIA S.p.A.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In millions of Italian lire)
(Unaudited)

                                          Three months ended
                                            August 31, 1994


Net revenues                            Lit       39,354
Cost of sales                                     19,399
                                              ___________
Gross profit                                      19,955
Selling, general and administrative expenses      19,810
Interest expense, net                               (294)
Foreign currency exchange (gain)                    (261)
Other (income)                                    (4,966)
                                              ____________
Income before tax and minority interest            5,666
Provision for income taxes                          (491)
                                              ____________
Income before minority interest                    6,157
Minority interest in (loss) of subsidiaries           (1)
                                             _____________
Net income                              Lit        6,158
                                             =============


See notes to condensed consolidated financial statements.


MAXWELL COMMUNICATIONS ITALIA S.p.A.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions of Italian Lire)
(Unaudited)

                                             Three months ended
                                             August 31, 1994

Cash flows from operating activities
Net Income                                          6,158
Adjustments to reconcile net income to
net cash provided by operating activities:
     Depreciation & Amortization                    1,800
     Provision for severance indemnity                372
     Equity pickup in affiliate                    (3,382)
     Minority interest                                (36)
Changes in assets and liabilities:
     Increase in marketable securities            (18,424)
     Decrease in accounts receivable               43,360
     Increase in inventory                         (2,567)
     Increase in prepaid expenses, deferred
       charges and other assets                    (5,230)
     Decrease in accounts payable                  (9,497)
     Decrease in due to parent, accrued expenses
       and other liabilities                      (18,611)
     Foreign currency transaction gain                261
                                                 __________
Net cash used in operating activities       Lit    (5,796)
                                                 __________
Cash flows from investing activities
Capital expenditures and other                     (1,136)
Proceeds from sale of fixed assets                  2,470
Acquisition of minority interest of subsidiaries       38
                                                 __________
Net cash provided by investing activities           1,372
                                                 __________

Cash flows from financing activities
Long-term borrowing                                     0
Repayment of long-term borrowings                  (1,780)
                                                 __________
Net cash (used in) financing activities            (1,780)
                                                 __________
Effect of exchange rate changes on cash               904
                                                 __________
Net decrease in cash                               (5,300)
Cash and cash equivalents at beginning of period   35,477
                                                 __________
Cash and cash equivalents at end of period  Lit    30,177
                                                 ==========

Supplemental schedule of cash flow information
Interest paid                                       1,852
Income taxes paid                                  (1,538)

See notes to condensed consolidated financial statements


                    MAXWELL COMMUNICATIONS ITALIA S.P.A.
                              AND SUBSIDIARIES

            NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                       (In millions of Italian Lire)
                                (unaudited)

     1.  BACKGROUND AND BASIS OF FINANCIAL STATEMENT PRESENTATION

         The accompanying condensed consolidated financial statements of Maxwell Communications Italia S.p.A and its subsidiaries (collectively, the "Company" or MCI ) are unaudited. In the opinion of management, all adjustments and intercompany eliminations necessary for a fair presentation of the results of operations have be made and were of a normal recurring nature.

         The Company together with its subsidiaries, produces and distributes stickers, cards, sticker albums and self-adhesive paper in Italy and abroad. The production process is concentrated in Italy. The Company is 100% owned by Panini Publishing International S.A. (PPI"), a Luxembourg company.

         On September 8, 1992 all of the Company's capital stock was acquired by PPI. The accompanying financial statements have been prepared following accounting principles generally accepted in the United States. The acquisition was accounted for using the purchase method of accounting. The purchase price was allocated to the assets and liabilities of the Company based on their fair value at the acquisition date.

         These interim condensed consolidated financial statements should be read in conjunction with the MAY 31, 1994 consolidated financial statements and related notes thereto contained of the Company s.

     2.  INVENTORIES

          Inventories consist of:

         Finished goods                           Lit  8,973
         Work in process                               2,875
         Raw materials                                10,348
                                                     ________
                                                  Lit 22,196
                                                     ========
     3.  SUBSEQUENT EVENT

         On August 31, 1994, pursuant to the Stock Purchase Agreement by and among PPI, Istituto Geografico De Agostini S.p.A., Bain Gallo Cuneo Capital Investments S.p.A., Killawlan Ltd. and Cabra International Ltd., Marvel Comics Italia S.r.L. and Marvel Entertainment Group, Inc., Marvel Italia acquired 100% of the equity interest of MCI, the holder of all the equity of Panini S.r.L. The aggregate purchase price for 100% of the equity of MCI was Lit 251,500. The acquisition will be accounted for using the purchase method of accounting with effect from September 1, 1994. Marvel Italia is owned 99.95% by Marvel Entertainment Group, Inc., a USA company and .05% by Marvel Comics Limited, a UK company.